UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 23, 2004
                                 Date of Report
                            (Earliest Reported Event)

                        MEDIALINK WORLDWIDE INCORPORATED
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21989


           Delaware                                      52-1481284
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or jurisdiction)


708 Third Avenue
New York, NY                                               10017
(Address of principal                                    (Zip Code)
executive offices)

                                 (212) 682-8300
               Registrant's telephone number, including area code:



         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

In February 2004, the Company amended certain provisions of its loan agreement. The Company requested such amendment after it determined that it was not in compliance with one of the technical covenants under the terms of its loan agreement. The Company's lender agreed to amend and to forebear from enforcing its rights and remedies under the loan agreement. The complete text of the letter amending the loan document is filed as an exhibit to this Report. Substantially all of the assets of the Company are pledged as collateral under the loan credit facility.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2004                  MEDIALINK WORLDWIDE INCORPORATED

                                          /s/Laurence Moskowitz
                                          --------------------------------
                                          Name:  Laurence Moskowitz
                                          Title: Chairman, President and
                                                 Chief Executive Officer

                               INDEX TO EXHIBITS


Exhibit Number       Description
--------------       -----------

   99.1              Letter of Merrill Lynch Business Financial Services Inc.
                     dated February 20, 2004